WARRANT AMENDMENT AGREEMENT dated as of June 1, 2023 Between KBR, INC. and BANK OF AMERICA, N.A. THIS WARRANT AMENDMENT AGREEMENT (this “Agreement”) with respect to the Warrants Confirmation (as defined below) is made as of June 1, 2023, between KBR, Inc. (“Company”) and Bank of America, N.A. (“Dealer”). WHEREAS, Company issued $350,000,000 principal amount of 2.50% Convertible Senior Notes due 2023 (the “Convertible Notes”) pursuant to an Indenture dated as of November 15, 2018 between Company and Citibank, N.A., as trustee; WHEREAS, concurrently with the pricing of the Convertible Notes, Dealer and Company entered into a Base Warrants Transaction (the “Warrants Transaction”) pursuant to an ISDA confirmation dated as of November 12, 2018, which supplements, forms a part of, and is subject to an agreement in the form of the ISDA 2002 Master Agreement, pursuant to which Dealer purchased from Company 6,859,318 warrants (as amended, modified, terminated or unwound from time to time, the “ Warrants Confirmation”); and WHEREAS, pursuant to a partial termination of the Warrants Transaction pursuant to that certain Warrant Termination Agreement, dated as of June 1, 2023, 4,952,325 warrants remain outstanding under the Warrants Confirmation (the “Remaining Warrants”); WHEREAS, the parties wish to amend the Warrants Confirmation pursuant to this Agreement to, among other things, provide for net cash settlement of the Remaining Warrants under the Warrants Transaction, each in accordance with the terms and conditions herein specified; NOW, THEREFORE, in consideration of their mutual covenants herein contained, the parties hereto, intending to be legally bound, hereby mutually covenant and agree as follows: 1. Defined Terms. Any capitalized term not otherwise defined herein shall have the meaning set forth for such term in the Warrants Confirmation. 2. Amendments. Each party hereto agrees that the Warrants Confirmation is hereby amended by amending and restating the provisions under the heading “Settlement Terms” in Section 2 of the Warrants Confirmation in their entirety as follows: “Settlement Method Election: Applicable; provided that (i) references to “Physical Settlement” in Section 7.1 of the Equity Definitions shall be replaced by references to “Net Share Settlement”; (ii) Company may elect Cash Settlement only if Company represents and warrants to Dealer in writing on the date of such election that (A) Company is not in possession of any material non-public information regarding Company or the Shares, (B) Company is electing Cash Settlement in good faith and not as part of a plan or scheme to evade compliance with the federal securities laws, and (C) the assets of Company at their fair valuation exceed the liabilities of Company (including contingent liabilities), the capital of Company is adequate to conduct the business of Company, and Company has the ability to pay its debts and obligations as such debts mature and does not intend to, or does not believe that it will, incur debt beyond its ability to pay as such debts mature; and (iii) the same election of settlement method shall apply to all Expiration Dates hereunder. Electing Party: Company Settlement Method Election Date: The third Scheduled Trading Day immediately preceding the First Expiration Date. Default Settlement Method: Net Share Settlement

2 Net Share Settlement: If Net Share Settlement is applicable, then on the relevant Settlement Date, Company shall deliver to Dealer a number of Shares equal to the Share Delivery Quantity for such Settlement Date to the account specified herein free of payment through the Clearance System, and Dealer shall be treated as the holder of record of such Shares at the time of delivery of such Shares or, if earlier, at 5:00 p.m. (New York City time) on such Settlement Date, and Company shall pay to Dealer cash in lieu of any fractional Share based on the Settlement Price on the relevant Valuation Date. Share Delivery Quantity: For any Settlement Date, a number of Shares, as calculated by the Calculation Agent, equal to the Net Share Settlement Amount for such Settlement Date divided by the Settlement Price on the Valuation Date for such Settlement Date. Net Share Settlement Amount: For any Settlement Date, an amount equal to the product of (i) the number of Warrants exercised or deemed exercised on the relevant Exercise Date, (ii) the Strike Price Differential for the relevant Valuation Date and (iii) the Warrant Entitlement. Cash Settlement: If Cash Settlement is applicable, on the relevant Settlement Date, Company shall pay to Dealer an amount of cash in USD equal to the Net Share Settlement Amount for such Settlement Date. Settlement Price: For any Valuation Date, the per Share volume-weighted average price as displayed under the heading “Bloomberg VWAP” on Bloomberg page KBR <equity> AQR (or any successor thereto) in respect of the period from the scheduled opening time of the Exchange to the Scheduled Closing Time on such Valuation Date (or if such volume-weighted average price is unavailable, the market value of one Share on such Valuation Date, as determined by the Calculation Agent). Notwithstanding the foregoing, if (i) any Expiration Date is a Disrupted Day and (ii) the Calculation Agent determines that such Expiration Date shall be an Expiration Date for fewer than the Daily Number of Warrants, as described above, then the Settlement Price for the relevant Valuation Date shall be the volume-weighted average price per Share on such Valuation Date on the Exchange, as determined by the Calculation Agent based on such sources as it deems appropriate using a volume-weighted methodology, for the portion of such Valuation Date for which the Calculation Agent determines there is no Market Disruption Event. Settlement Dates: As determined pursuant to Section 9.4 of the Equity Definitions, subject to Section 9(i)(i) hereof; provided that Section 9.4 of the Equity Definitions is hereby amended by (i) inserting the words “or cash” immediately following the word “Shares” in the first line thereof and (ii) inserting the words “for the Shares” immediately following the words “Settlement Cycle” in the second line thereof. Other Applicable Provisions: If Net Share Settlement is applicable, the provisions of Sections 9.1(c), 9.8, 9.9, 9.11 and 9.12 of the Equity Definitions will be applicable, except that all references in such provisions to “Physically-settled” shall be read as references to “Net Share Settled.” “Net Share Settled” in relation to any Warrant means that Net Share Settlement is applicable to that Warrant. Representation and Agreement: Notwithstanding Section 9.11 of the Equity Definitions, the parties acknowledge that any Shares delivered to Dealer may be, upon

3 delivery, subject to restrictions and limitations arising from Company’s status as issuer of the Shares under applicable securities laws.” 3. Representations and Warranties of Company. Company represents and warrants to Dealer on the date hereof that: (a) it has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and to perform its obligations under this Agreement and has taken all necessary action to authorize such execution, delivery and performance; (b) such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any material contractual restriction binding on or affecting it or any of its assets; (c) all governmental and other consents that are required to have been obtained by it with respect to this Agreement have been obtained and are in full force and effect and all conditions of any such consents have been complied with; (d) its obligations under this Agreement constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)); (e) each of it and its affiliates is not in possession of any material nonpublic information regarding Company or the Shares (other than regarding the repurchase of certain Convertible Notes and the unwind of related call option and warrant transactions to be announced prior to the opening of the Exchange on June 2, 2023); (f) it is not entering into this Agreement to create actual or apparent trading activity in the Shares (or any security convertible into or exchangeable for the Shares) or to raise or depress or otherwise manipulate the price of the Shares (or any security convertible into or exchangeable for the Shares) or otherwise in violation of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); (g) it (i) is capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities; (ii) will exercise independent judgment in evaluating the recommendations of any broker-dealer or its associated persons, unless it has otherwise notified the broker-dealer in writing; and (iii) has total assets of at least USD 50 million; and (h) it is not “insolvent” (as such term is defined under Section 101(32) of the Bankruptcy Code (Title 11 of the United States Code)). 4. Governing Law. This Agreement and any dispute arising hereunder shall be governed by and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine). 5. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if all of the signatures thereto and hereto were upon the same instrument. 6. No Reliance, etc. Company confirms that it has relied on the advice of its own counsel and other advisors (to the extent it deems appropriate) with respect to any legal, tax, accounting, or regulatory consequences of this Agreement, that it has not relied on Dealer or its affiliates in any respect in connection therewith, and that it will not hold Dealer or its affiliates accountable for any such consequences. 7. Designation by Dealer. Notwithstanding any other provision in this Agreement to the contrary requiring or allowing Dealer to purchase, sell, receive or deliver any Shares or other securities to or from Company, Dealer may designate any of its affiliates to purchase, sell, receive or deliver such shares or other securities and otherwise to perform Dealer obligations in respect of the transactions contemplated by this Agreement and any such designee may assume such obligations. Dealer shall be discharged of its obligations to Company to the extent of any such performance. 8. No Other Changes. Except as expressly set forth herein, all of the terms and conditions of the Warrants Confirmation shall remain in full force and effect and are hereby confirmed in all respects.

4 9. U.S. Resolution Stay Protocol. To the extent that the QFC Stay Rules (as defined below) are applicable hereto, then the parties agree that (i) to the extent that prior to the date hereof both parties have adhered to the 2018 ISDA U.S. Resolution Stay Protocol (the “Protocol”), the terms of the Protocol are incorporated into and form a part of this Agreement, and for such purposes this Agreement shall be deemed a Protocol Covered Agreement and each party shall be deemed to have the same status as “Regulated Entity” and/or “Adhering Party” as applicable to it under the Protocol; (ii) to the extent that prior to the date hereof the parties have executed a separate agreement the effect of which is to amend the qualified financial contracts between them to conform with the requirements of the QFC Stay Rules (the “Bilateral Agreement”), the terms of the Bilateral Agreement are incorporated into and form a part of this Agreement and each party shall be deemed to have the status of “Covered Entity” or “Counterparty Entity” (or other similar term) as applicable to it under the Bilateral Agreement; or (iii) if clause (i) and clause (ii) do not apply, the terms of Section 1 and Section 2 and the related defined terms (together, the “Bilateral Terms”) of the form of bilateral template entitled “Full-Length Omnibus (for use between U.S. G-SIBs and Corporate Groups)” published by ISDA on November 2, 2018 (a copy of which is available upon request), the effect of which is to amend the qualified financial contracts between the parties thereto to conform with the requirements of the QFC Stay Rules, are hereby incorporated into and form a part of this Agreement, and for such purposes this Agreement shall be deemed a “Covered Agreement,” Dealer shall be deemed a “Covered Entity” and the Company shall be deemed a “Counterparty Entity.” In the event that, after the date of this Agreement, both parties hereto become adhering parties to the Protocol, the terms of the Protocol will replace the terms of this paragraph. In the event of any inconsistencies between this Agreement and the terms of the Protocol, the Bilateral Agreement or the Bilateral Terms (each, the “QFC Stay Terms”), as applicable, the QFC Stay Terms will govern. Terms used in this paragraph without definition shall have the meanings assigned to them under the QFC Stay Rules. For purposes of this paragraph, references to “this Agreement” include any related credit enhancements entered into between the parties or provided by one to the other. In addition, the parties agree that the terms of this paragraph shall be incorporated into any related covered affiliate credit enhancements, with all references to Dealer replaced by references to the covered affiliate support provider. “QFC Stay Rules” means the regulations codified at 12 C.F.R. 252.2, 252.81–8, 12 C.F.R. 382.1-7 and 12 C.F.R. 47.1-8, which, subject to limited exceptions, require an express recognition of the stay-and-transfer powers of the FDIC under the Federal Deposit Insurance Act and the Orderly Liquidation Authority under Title II of the Dodd Frank Wall Street Reform and Consumer Protection Act and the override of default rights related directly or indirectly to the entry of an affiliate into certain insolvency proceedings and any restrictions on the transfer of any covered affiliate credit enhancements. [Signature Page Follows]

[Signature Page to Warrant Amendment Agreement] IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above. Bank of America, N.A. By: /s/ Eric Coghlin Name: Eric Coghlin Title: Managing Director KBR, Inc. By: /s/ Mark Sopp Name: Mark Sopp Title: Executive Vice President & Chief Financial Officer